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VIRAL GENETICS

Disclosure Statement

This presentation is confidential and for informational purposes only. The contents are not to be reproduced or distributed to any party. Securities legislation in many jurisdictions prohibits such distribution of this information. The statements contained herein are based upon information believed to be reliable but may not be complete. This presentation does not constitute an offer to sell or a solicitation to buy the securities referred to herein. Readers are cautioned to rely on their own judgment, and are advised to make reference to the Company’s quarterly, annual and periodic filings with the Securities and Exchange Commission.

This presentation contains forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

NOTE ON SOURCES:

All information pertaining to clinical trial results contained herein is derived from the Company’s filings with the SEC, internal clinical trial reports, third party technical reports, and patient files. All epidemiological data has been drawn from the UNAIDS 2004 Annual Report on AIDS (www.unaids.org).

Mission Statement

Viral Genetics is a drug discovery company committed to the saving of lives and the improvement of health through the development of its proprietary biologic immune-based therapies.

Key Facts

Symbol	VRAL
Corporate Headquarters	Azusa, CA
Stock Price (01/10/06)	$0.79
52-week Range (01/10/05-01/10/06)	$0.18-$0.81
Basic Shares Outstanding	98,607,109
Fully Diluted Shares Outstanding	167,933,005
Float	44,784,679
Market Capitalization	$73.17mm
Volume (90-day avg at 01/10/06)	127,448
Cash and Equivalents (09/30/05)	$1,000
Debt (09/30/05)	$2,220,222
Operating Expenses, Quarter-ended 09/30/05	$606,998
Inside Ownership	55%
Institutional Ownership	0%
Full-time Employees (01/10/06)	8
Fiscal Year	December 31

Platform

•	1992: Haig Keledjian and Dr. Harry Zhabilov pursue Thymus Nuclear Protein (“TNP”) as means of early-detection of HIV and cancer: binding properties
•	Additional study revealed TNP’s apparent effect on HIV /AIDS patients when suspended in adjuvant: “VGV-1”
•	Sustained decrease in HIV viral load at 9 months post-treatment in subjects with varying viral load and CD4
•	Studies so far suggest some anti-viral activity in patients with high viral load and low CD4 (AIDS) in patients not on antiviral drugs
•	Phase III 137 patient trial in South Africa nearing completion, results expected mid-February.
•	4 previous trials completed on 80+ subjects.
•	Potential for South African production/revenue by Q2 2007, possible licensing or grant revenue could come earlier.

Intellectual Property

•	Patents : compositions, methods & uses; sequences
•	Worldwide PCT patent applications filed
•	Patents issued in:
•

EU (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Israel, South Africa, New Zealand, China, Canada, Bulgaria

•	Pending :
•	USA, Argentina, Brazil, Eurasia, Hong Kong, Japan
•	NEW IP: enhanced method of production, uses, and new preclinical compounds

Directors, Management & Key Consultants

Haig Keledjian, JD, Chairman, CEO and President

-	Co-founder, oversaw corporate development since inception

Arthur J. Ammann, MD, Director (independent)

-	President of Global Strategies for HIV Prevention; UC San Francisco
-	15+ yrs at Genentech developing immune-based therapies

Harry Zhabilov MChem, Director and EVP, R&D

-	Son of co-founder; and co-inventor/inventor of technology

Hampar Karageozian, MS, BS, MBA, Director

-	MIT, Co-founder; former SVP of R&D for Allergan and Ista
-	Over 20 patents issued, and over 70 drugs and devices developed

Monica Ord, SVP Corporate Development and Communications

Michael Capizzano, BS, VP of Finance, Business & Corporate Development

-	corporate finance and consulting

Ashot Petrossian, PhD, VP Operations

-	20+ years operations and compliance, Xoma, Baxter, Amgen

Andre Bagdasarian, PhD, VP Quality Control & Assurance

-	20+ years QA and QC, Alpha Therapeutics

Wieslawa Giermakowska, MS, Director of Research

-	20+ years preclinical immunology research
-	MDS Pharma Services & Pauliana C. Hall, Regulatory Consultants

Heidi Jolson, MD, Regulatory Consultant

-	former head of DAVDP at FDA

Scientific and Medical Advisory Board

MEMBERS

•	Ronald B. Moss MD, Chairman – Telos Pharmaceuticals
•	Louis W. Sullivan, MD – former DHHS Secretary
•	Mark Holodniy MD – Stanford University
•	Eric Rosenberg MD – Harvard University
•	Joycelyn Elders MD – former US Surgeon General
•	James Hwang PhD – UCSF
•	Robert Siegel MD – Mount Sinai Hospital, internal medicine specialist

HIV & AIDS

•	40 million HIV cases, growing 5-10% per annum
•	Current treatment modalities (where available)
•	Cost: must also include cost of concomitant medications
•	Toxicity: GI, Neurological, Hematological
•	Compliance: often complex regimens
•	Resistance: 70% to one class; 10-20% to three classes
•	Quality of Life affected by therapy
•	HIV/AIDS: Chronic disease & lifetime therapy

= Only 50% in developed nations receiving therapy and 4-12% elsewhere

= Resistance and cross-resistance growing rapidly reducing effectiveness of ARV approach

VGV-1: Delay ARV Treatment

•	ARV paradigm extremely costly
•	Pills inexpensive (Clinton) but concomitant therapies are not; ARVs debilitating; endless economic burden
•	Required by South African law in later stages of disease development
•	ARVs toxic, severe side-effects
•	Often require additional drugs to counter
•	ARVs create resistance
•	Requires daily treatment indefinitely
•	Complex regimens create compliance issues
•	Scarce ARV usage in developing world

VGV-1: Immune-Based Therapy

•	Dosed via 16 intra-muscular injections over 8 week period
•	Projected to be cost-effective
•	Reduces compliance issues
•	Studied as salvage therapy on Stage CDC-3 AIDS patients as well as on treatment-naive subjects
•	Positioning:
•	Developing World – defer ARV therapy
•	Industrialized World – defer ARVs; drug holidays; salvage therapy; combination therapy
•	Potential application in several infectious diseases and cancers

Studies Summary: Studies Conducted

•	4 clinical trials completed on 80+ subjects:
•	Tijuana, Mexico - 1996
•	Sofia, Bulgaria -1997
•	Monterrey, Mexico - 1999
•	Beijing, China – 2003
•	Phase III trial in South Africa on 137 patients, results expected February 2006
•	Majority of assays conducted in USA including PCR-RNA

Studies Summary: Results/Observations

•	Average decrease in viral load 0.68 log decrease (roughly 80%)
•	US approval process based on 0.5 log reduction
•	Minimal side-effects
•	Studies suggest antiviral effects months after last treatment (5 – 7 months)

Ongoing/Future Studies

•	NDA being prepared for submission in South Africa in Q2-06
•	Pre-IND for VGV-1 submitted July 2005
•	To be amended with South African data in 2006
•	Clinical Trials Application to be submitted in Canada in 2006
•	Phase 1/2 trials to begin in USA & possibly Canada in 2006
•	Dose-ranging study required to optimize therapy
•	Initiated research program to pursue:
•	Mechanism of action of TNP compound
•	Other indications for TNP compound: cancer
•	Other preclinical compounds: MS, and others

VGV-1 Regulatory Critical Path

•	USA:
•	Pre-IND : Q3-05 - FILED
•	File Phase 1/2 IND : 2006
•	Phase 1/2 complete : Q4-06
•	Ex-USA:
•	South Africa
•	Phase 3
•	enrollment and treatment phase completed: 137 patients
•	expect follow-up data: Q1-06
•	NDA Q2-06
•	Canada
•	Phase 1/2 CTA filed: 2006
•	China:
•	Foreign Drug Import Permit application – filed and under review
•	Earliest approval date: Q2-06

Manufacturing

•	Produced from bovine thymus gland
•	$1mm already invested in Azusa, CA facility
•	Being certified to GMP standards
•	$7mm-$8mm in manufacturing equipment investment would allow production of 1 million doses per year.
•	Can price below the average recurring annual ARV cost.

Balance Sheet

ASSETS			LIABILITIES & EQUITY
Current Assets			Current Liabilities
Cash	$1,000	*	Accounts Payable	$628,246
Total Current Assets	1,000		Accrued Wages	140,500
			Other Current Liabilities	157,026
Property and Equipment, Net	813,097		Total Current Liabilities	925,772
Other Assets			Long-Term Liabilities
Deposits	42,940		Convertible Notes, Related	2,133,196
Goodwill and Patents	5,075,900
TOTAL ASSETS	$5,932,937		TOTAL LIABILITIES	$3,058,968

			Common Stock	$9,296
			Additional Paid-In Capital	19,502,926
			Warrants	3,564,483
* Approx. current balance:	$300,000		Options	4,310,206
			Deficit	(24,512,942)
			TOTAL EQUITY	2,873,969
			TOTAL EQ. & LIAB	$5,932,937

Capital Structure
(all amounts in 000s)

	Raised	Weighted Avg. Ex. Price	Issued Shares	Potential Fully-Diluted
Shellco	--	--	8,035	8,035
Founders and Seed	$12,056	--	54,458	54,458
Common offerings	$6,450	--	21,701	21,701
Stock Compensation	$124	--	12,662	12,662
Other	--	--	1,750	1,750
10% Convertible Notes	$587	--	--	3,260
Related Party Notes	$2,133	--	--	7,110
Warrants	--	$0.51	--	42,363
Options	--	$0.48	--	16,593
TOTAL	$21,350	--	98,607	167,933

Previous Financings

•	$586,800 in 2-year convertible notes issued at 10% interest (cash) and convertible to common stock at $0.18 and 3-year warrants at $0.30
•	$100,000 - 555,555 shares with 100% warrant coverage at $0.30, 2 year term
•	$700,000 - 2,800,000 shares with 100% warrant coverage at $0.30, 3 year term
•	$35,000 - 222,008 shares
•	$280,000 - 875,000 shares with 80% warrant coverage at $0.50, 2 year term
•	$2,000,000 - 8,000,000 shares with 50% warrant coverage at $1.00 (repriced to $0.45), 2 year term
•	$7,504,274 - 24,708,580 shares with 100% warrant coverage at $0.40, 5 year term (Founders & seed investors)
•	$50,000 - 121,065 shares
•	$1,352,244 - 4,772,256 shares
•	$491,665 - 2,302,643 shares
•	$1,227,815 - 1,654,027 shares with 50% warrant coverage (expired)
•	$150,000 - 215,000 shares
•	$4,498,165 - 29,682,824 shares (Founders & seed investors)

Short-Term Milestones

Corporate Development

•	Exchange listing application – 2006
•	Enhance advisory board: oncology, autoimmunity, infection; basic biochemistry / analytical chemistry – 2006
•	Recruit additional management and independent directors – 2005 & 2006

Finance

•	Completed $2 million round– Q4-04
•	Complete $3-5 million round early 2006
•	Complete $15-20 million round late 2006

Clinical Development

•	Complete South African Phase III trial – Q4-05
•	Complete Pre-IND consultation – DONE
•	Amend pre-IND package with South African data and hold follow up pre-IND consultation – Q1-06
•	Amend China Foreign Drug Import Application with South African data – Q1-06
•	Publish South Africa data – 2006

Other

•	Complete GMP lab and pilot manufacturing facility – first phase DONE
•	Second phase: Q2-06
•	R&D
•	Publish data substantiating mechanism and other indications – Q4-05 onwards

Investment Considerations

•	Pre-IND to crystallize regulatory critical path for HIV/AIDS candidate
•	Ex-USA late-phase efforts in key markets with near-term revenue potential
•	GMP pilot manufacturing plant
•	Ongoing research to generate publishable data
•	TNP compound: multiple potential indications and pipeline of research
•	Strong management team and advisory board
•	Uniquely effective product targeted at existing market with unmet medical need
•	Research and discovery focus
•	Expect to seek partner if successful results from Phase 3 study

For further information, please contact

Haig Keledjian

President and CEO

(626) 334-5310, ext. 23